AUGUST 9, 2017

SUPPLEMENT TO

Hartford Multifactor Developed Markets (ex-US) ETF

Hartford Multifactor Emerging Markets ETF

Hartford Multifactor US Equity ETF

Hartford Multifactor Global Small Cap ETF

Hartford Multifactor REIT ETF

Hartford Multifactor Low Volatility International Equity ETF

Hartford Multifactor Low Volatility US Equity ETF

(SERIES OF LATTICE STRATEGIES TRUST)

STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 29, 2017

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

1.                                      Effective immediately, the Statement of Additional Information will be revised as follows:

A.               Under the heading “GENERAL DESCRIPTION OF THE TRUST” in the Statement of Additional Information, the last sentence of the second paragraph is deleted and replaced with the following:

A Creation Unit of each Fund consists of 100,000 Shares (except for the Hartford Multifactor US Equity ETF, Hartford Multifactor Low Volatility US Equity ETF, and Hartford Multifactor Developed Markets (ex-US) ETF, for each of which a Creation Unit is 50,000 Shares), as set forth in the Prospectus.

B.               The table under the heading “PURCHASE AND REDEMPTION OF CREATION UNITS” in the Statement of Additional Information is deleted and replaced with the following:

ETF	Creation Unit Size
HARTFORD MULTIFACTOR DEVELOPED MARKETS (EX-US) ETF	50,000
HARTFORD MULTIFACTOR EMERGING MARKETS ETF	100,000
HARTFORD MULTIFACTOR US EQUITY ETF	50,000
HARTFORD MULTIFACTOR GLOBAL SMALL CAP ETF	100,000
HARTFORD MULTIFACTOR REIT ETF	100,000
HARTFORD MULTIFACTOR LOW VOLATILITY INTERNATIONAL EQUITY ETF	100,000
HARTFORD MULTIFACTOR LOW VOLATILITY US EQUITY ETF	50,000

C.               The table and corresponding footnotes under the heading “PURCHASE AND REDEMPTION OF CREATION UNITS - CREATION AND REDEMPTION TRANSACTION FEES” in the Statement of Additional Information are deleted and replaced with the following:

FUND	TRANSACTION FEE*,**	MAXIMUM TRANSACTION FEE*,**
Hartford Multifactor Developed Markets (ex-US) ETF	$3,000	$12,000
Hartford Multifactor Emerging Markets ETF	$2,000	$8,000
Hartford Multifactor US Equity ETF	$800	$3,200
Hartford Multifactor Global Small Cap ETF	$2,000	$8,000
Hartford Multifactor REIT ETF	$250	$1,000
Hartford Multifactor Low Volatility International Equity ETF	$2,200	$8,800
Hartford Multifactor Low Volatility US Equity ETF	$650	$2,600

* From time to time, any Fund may waive all or a portion of its applicable transaction fee(s). The maximum transaction fee may be charged to the extent a transaction is outside of the clearing process.

** In addition to the transaction fees listed above, the Funds may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.

2.                                      Effective September 5, 2017, the Statement of Additional Information will be revised as follows:

A.               Under the heading “PURCHASE AND REDEMPTION OF CREATION UNITS - PROCEDURES FOR PURCHASE OF CREATION UNITS” in the Statement of Additional Information, the fifth paragraph is deleted and replaced with the following:

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent for (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Instruments, the Custodian shall cause the subcustodian of such Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Instruments. Foreign Deposit Instruments must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Instruments or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” for a Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Instruments or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Deposit Instruments must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Amount and the Deposit Instruments or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

B.               Under the heading “PURCHASE AND REDEMPTION OF CREATION UNITS - PROCEDURES FOR REDEMPTION OF CREATION UNITS” in the Statement of Additional Information, the second and third sentences of the second paragraph is deleted and replaced with the following:

Deliveries of redemption proceeds generally will be made within two Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than two business days after the day on which the redemption request is received in proper form.

C.               Under the heading “LOCAL MARKET HOLIDAY SCHEDULES” in the Statement of Additional Information, the first paragraph is deleted and replaced with the following:

The Trust generally intends to effect deliveries of portfolio securities on a basis of “T” plus two business days (i.e., days on which the exchange on which a Fund is traded (i.e., NYSE Arca or Bats BZX) is open) in the relevant foreign market of the Fund. The ability of the Trust to effect in-kind redemptions within two business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within two business days.

This Supplement should be retained with your Statement of Additional Information for future reference.

August 2017